UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

IDENIX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 995-9800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Idenix Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders on June 2, 2011. At the annual meeting, the stockholders elected all eight of the nominees of the Company’s Board of Directors for a term of one year and until his or her successor is duly elected and qualified. In addition, at the annual meeting, the stockholders (i) approved an amendment to the Company’s restated certificate of incorporation, as amended, increasing the number of shares of common stock authorized from 125,000,000 shares to 200,000,000 shares, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2011, (iii) approved on an advisory basis the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2011 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure, and (iv) approved on an advisory basis a frequency of three years for the advisory vote on the compensation of the Company’s named executive officers.
The final voting results are set forth below:
a) The eight nominees for director were elected as follows:

Nominee	For	Withheld	Non-Votes
Charles W. Cramb	56,191,368	148,116	6,613,368
Wayne T. Hockmeyer, Ph.D.	56,189,968	149,516	6,613,368
Thomas R. Hodgson	56,189,968	149,516	6,613,368
Tamar D. Howson	56,110,383	229,101	6,613,368
Robert E. Pelzer	56,146,344	193,140	6,613,368
Denise Pollard-Knight, Ph.D.	56,192,480	147,004	6,613,368
Ronald C. Renaud, Jr.	56,149,796	189,688	6,613,368
Anthony Rosenberg	56,146,444	193,040	6,613,368
b) The amendment to the Company’s restated certificate of incorporation, as amended, increasing the number of shares of common stock authorized from 125,000,000 to 200,000,000 shares was approved as follows:

For:	59,752,510
Against:	3,182,691
Abstain:	17,651
c) The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm the current fiscal year ending December 31, 2011 was approved as follows:

For:	62,765,850
Against:	167,747
Abstain:	19,255
d) The compensation of the Company’s named executive officers was approved on an advisory basis as as disclosed in the proxy statement for the 2011 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure. The final voting results were as follows:

For:	56,232,199
Against:	97,272
Abstain:	10,013
Non Votes:	6,613,368
e)	The frequency of the advisory vote on the compensation of the Company’s named executive officers was approved on an advisory basis for a frequency of every 3 years as follows:

1 Year:	18,209,714
2 Years:	137,556
3 Years:	37,982,136
Abstain	10,078
Non Votes:	6,613,368

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

IDENIX PHARMACEUTICALS, INC.
Date: June 6, 2011	By:	/s/ Maria D. Stahl
Maria D. Stahl
Senior Vice President and General Counsel